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                                                              Exhibit 99.2(C)(2)


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated February 21, 2000 in Post-Effective Amendment No. 3 to the Registration Statement (Form S-6 No. 333-33351) and related Prospectus of The Manufacturers Life Insurance Company of New York.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
April 24, 2000